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                               AMENDMENT NO. 1 TO
                  REDUCING REVOLVING CREDIT FACILITY AGREEMENT
                               DATED JUNE 5, 1995
                                      AMONG
                             CERTAIN SUBSIDIARIES OF
                          TEEKAY SHIPPING CORPORATION,
                              DEN NORSKE BANK ASA,
                        CHRISTIANIA BANK OG KREDITKASSE,
                     acting through its New York branch, and
                     NEDERLANDSE SCHEEPSHYPOTHEEKBANK N.V.,
                                as Co-Arrangers,
                                       and
                            THE LENDERS THEREIN NAMED

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                                 October 7, 1996

                               AMENDMENT NO. 1 TO

                  REDUCING REVOLVING CREDIT FACILITY AGREEMENT
                  --------------------------------------------

     THIS AMENDMENT NO. 1 TO REDUCING REVOLVING CREDIT FACILITY AGREEMENT is made the 7th day of October, 1996, and is by and among:

(1) Those certain Liberian corporations and Bahamian companies whose names, jurisdictions of incorporation and registered addresses are set forth in
     Schedule 1 hereto and which are signatories hereto, as joint and several borrowers, (together, the "Borrowers", each a "Borrower");

(2) Den norske Bank ASA ("DnB"), Christiania Bank og Kreditkasse, acting through its New York branch ("CBK"), and Nederlandse Scheepshypotheekbank N.V. ("Nedship"), as co-arrangers (together, the "Co-Arrangers", each a "Co-Arranger");

(3) DnB, CBK, Nedship, Deutsche Schiffsbank AG, DNI Inter Asset Bank and Finance Company Viking (together, the "Lenders", each a "Lender"); and

(4) DnB, as agent (the "Agent") and security trustee (the "Security Trustee") for the Lenders.


                               W I T N E S S E T H

WHEREAS:

A. Pursuant to that certain reducing credit facility agreement dated June 6, 1995 (the "Credit Agreement") between the Borrowers, the Co-Arrangers, the Agent and the Security Trustee, the Lenders made available to the Borrowers a reducing revolving credit facility (the "Credit Facility") in the maximum principal amount of US$243,000,000 of which US$204,000,000 is presently available.

B. The Borrowers have arranged to refinance part of the Credit Facility and have requested that the Agent, on behalf of the Lenders, release certain Borrowers from their obligations under the Credit Agreement in exchange for the permanent reduction of the Credit Facility;

C. The Borrowers have requested and the Lenders have agreed to amend the Credit Agreement pursuant to the terms hereof.

     NOW  THEREFORE,  on  consideration  of the premises and such other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged by the parties, it is hereby agreed as follows:

     1. DEFINITIONS. Unless otherwise defined herein, words and expressions defined in the Credit Agreement shall bear the same meanings when used herein.

     2. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby reaffirms each and every representation and warranty made by it in the Credit Agreement (updated mutatis mutandis).

     3. PERFORMANCE OF COVENANTS. Each of the Borrowers hereby reaffirms that it has duly performed and observed the covenants and undertakings set forth in the Credit Agreement on its part to be performed, and covenants and undertakes to continue to duly perform and observe such covenants and undertakings so long as the Credit Agreement, as amended hereby, shall remain in effect.

     4. REDUCTION IN CREDIT FACILITY. The Borrowers hereby agree to a reduction in amounts available under the Credit Facility to $148,000,000 as of the date hereof and to pro rata reductions of the Commitments on the Reduction Dates pursuant to Section 5.5 of the Credit Facility.

     5. RELEASE OF BORROWERS. In exchange for the permanent reduction of the Credit Facility, the Lenders hereby agree to release VSSI Tokyo Inc. ("Tokyo"), VSSI Sun Inc. ("Sun"), VSSI Marine Inc. ("Marine") and VSSI Carriers Inc. ("Carriers") from their obligations under the Credit Agreement and the security interest in the collateral granted to it under or in connection with the Credit Agreement and under or in connection with the following documents:

          (1) that certain Assignment of Earnings dated June 6, 1995 by Tokyo in favor of the Agent;

          (2) that certain Assignment of Insurances dated June 6, 1995 by Tokyo in favor of the Agent;

          (3) that certain Assignment of Earnings dated June 6, 1995 by Sun in favor of the Agent;

          (4) that certain Assignment of Insurances dated June 6, 1995 by Sun in favor of the Agent;

          (5) that certain Assignment of Earnings dated June 6, 1995 by Carriers in favor of the Agent;

          (6) that certain Assignment of Insurances dated June 6, 1995 by Carriers in favor of the Agent;

          (7) that certain Assignment of Earnings dated June 6, 1995 by Marine in favor of the Agent;

          (8) that certain Assignment of Insurances dated June 6, 1995 by Marine in favor of the Agent; and

          (9) solely with respect to the shares of Tokyo, Sun, Carriers and Marine, that certain Pledge Agreement dated June 6, 1995 by the Guarantor in favor of the Agent.

     In addition, the Lenders hereby authorize the Agent to execute and deliver releases of mortgages with respect to each of the Mortgages over the Vessels owned by Tokyo, Sun, Marine and Carriers and to record such releases in the Office of the Deputy Commissioner of Maritime Affairs of the Republic of Liberia.

     6. ASSIGNMENTS BY THE BORROWER. By its execution and delivery of this Amendment, each of the Borrowers and the Guarantor, by its consent hereto, hereby consent and agree that (a) the Assignments (other than the Assignments listed in Section 5) and the Pledge (to the extent that it has not been released hereby) shall remain in full force and effect and (b) to the extent such Assignments and Pledge have not been specifically amended in connection with the transactions contemplated hereby, all references in such documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

     7. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, excepting the choice of law rules of said State.

     8. COUNTERPARTS. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original but all such counterparts shall constitute but one and the same agreement.

     9. HEADINGS; AMENDMENT. In this Amendment, Clause headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Amendment. This agreement cannot be amended other than by written agreement signed by the parties hereto.

     IN WITNESS whereof the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives as of the day and year first above written.

CHIBA SPIRIT INC.                                        PALM MONARCH INC.
By   /s/ Esther E. Gibson                                By /s/Esther E. Gibson
     --------------------                                   -------------------
     Esther E. Gibson                                          Esther E. Gibson
     Secretary                                                 Secretary

VSSI SUN INC.                                            VSSI DRAKE INC.
By   /s/ Esther E. Gibson                                By /s/Esther E. Gibson
     --------------------                                   -------------------
     Esther E. Gibson                                          Esther E. Gibson
     Secretary                                                 Secretary

VSSI GEMINI INC.                                         VSSI TOKYO INC.
By   /s/ Esther E. Gibson                                By /s/Esther E. Gibson
     --------------------                                   -------------------
      Esther E. Gibson                                         Esther E. Gibson
      Secretary                                                Secretary


VSSI CARRIERS INC.                                       VSSI MARINE INC.
By   /s/ Esther E. Gibson                               By /s/Esther E. Gibson
     --------------------                                   -------------------
      Esther E. Gibson                                         Esther E. Gibson
      Secretary                                                Secretary

MENDANA SPIRIT INC.                                      TASMAN SPIRIT INC.
By   /s/ Esther E. Gibson                               By /s/Esther E. Gibson
     --------------------                                   -------------------
      Esther E. Gibson                                         Esther E. Gibson
      Secretary                                                Secretary

MUSASHI SPIRIT INC.                                      VANCOUVER SPIRIT INC.
By   /s/ Esther E. Gibson                               By /s/Esther E. Gibson
     --------------------                                   -------------------
      Esther E. Gibson                                         Esther E. Gibson
      Secretary                                                Secretary

VSSI CONDOR INC.                                         ELCANO SPIRIT INC.
By   /s/ Esther E. Gibson                               By /s/Esther E. Gibson
     --------------------                                   -------------------
      Esther E. Gibson                                         Esther E. Gibson
      Secretary                                                Secretary

DEN  NORSKE  BANK  ASA,  as  Agent,   Security  Trustee,   CHRISTIANIA  BANK  OG
KREDITKASSE, acting through its Co-Arranger and Lender New York branch, as Co-Arranger and Lender

By /s/ Trond H. Scheie                           By /s/ Hans Chr. Kjelsrud
   -------------------                              ----------------------
  Name:Trond H. Scheie                             Name:Hans Chr. Kjelsrud
  Title: General Manager                           Title: Vice President

NEDERLANDSE SCHEEPSHYPOTHEEKBANK N.V.,           By /s/ Justin F. McCarty, III
as Co-Arranger and Lender                           --------------------------
                                                   Name:Justin F. McCarty, III
                                                   Title:Vice President
By /s/ Susan H. MacCurmac
   ----------------------                         DEUTSCHE SCHIFFSBANK AG,
  Name: Susan H. MacCurmac                        as Lender
  Title: Attorney-in-fact

DNI INTER ASSET BANK,                            By /s/ Dr. Schiering
as Lender                                           ----------------------
                                                   Name: Dr. Schiering
                                                   Title: Sr. General Manager

                                                 By /s/ Zimmermann
                                                    ----------------------
                                                   Name: Zimmermann
                                                   Title: Manager

By /s/ Bert W.A.M. Mulders
   -----------------------                         FINANCE COMPANY VIKING,
  Name: Bert W.A.M. Mulders                        as Lender
  Title: Vice President

                                                 By /s/ S. Angell-Hansen
                                                    ----------------------
                                                   Name:S. Angell-Hansen
                                                   Title: Ass. Vice President

                                                 By /s/ D. Grimaitre
                                                    ----------------------
                                                   Name: D. Grimaitre
                                                   Title: Authorized Signatory

                              CONSENT AND AGREEMENT
                              ---------------------

     The undersigned, referred to in the foregoing Amendment No. 1 to Reducing Revolving Credit Facility Agreement as the "Guarantor", hereby consents and agrees to said Amendment and to the documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the undersigned pursuant to or in connection with said Agreement and reaffirms the representations, warranties and covenants relating to the undersigned contained in said Agreement.


                                                     TEEKAY SHIPPING CORPORATION



                                                     By /s/ Esther E. Gibson
                                                        --------------------
                                                          Esther E. Gibson
                                                          Secretary

                                   SCHEDULE 1
                                   ----------

                                  The Borrowers
                                  -------------

Name                    Jurisdiction of Incorporation     Registered Address
----                    -----------------------------     ------------------
Chiba Spirit Inc.        Commonwealth of the Bahamas      Tradewinds Building
                                                          Bay Street
                                                          P.O. Box SS 6293
                                                          Nassau, The Bahamas

VSSI Sun Inc.            The Republic of Liberia          80 Broad Street
                                                          Monrovia, Liberia

VSSI Gemini Inc.         The Republic of Liberia          80 Broad Street
                                                          Monrovia, Liberia

VSSI Carriers Inc.       The Republic of Liberi           80 Broad Street
                                                          Monrovia, Liberia

Mendana Spirit Inc.      The Republic of Liberia          80 Broad Street
                                                          Monrovia, Liberia

Musashi Spirit Inc.      The Republic of Liberia          80 Broad Street
                                                          Monrovia, Liberia

VSSI Condor Inc.         The Republic of Liberia          80 Broad Street
                                                          Monrovia, Liberia

Palm Monarch Inc.        The Republic of Liberia          80 Broad Street
                                                          Monrovia, Liberia

VSSI Drake Inc.          The Republic of Liberia          80 Broad Street
                                                          Monrovia, Liberia

VSSI Tokyo Inc.          The Republic of Liberia          80 Broad Street
                                                          Monrovia, Liberia

VSSI Marine Inc.         The Republic of Liberia          80 Broad Street
                                                          Monrovia, Liberia

Tasman Spirit Inc.       The Republic of Liberia          80 Broad Street
                                                          Monrovia, Liberia

Vancouver Spirit Inc.    The Republic of Liberia          80 Broad Street
                                                          Monrovia, Liberia

Elcano Spirit Inc.       The Republic of Liberia          80 Broad Street
                                                          Monrovia, Liberia